SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                          March 7, 2003 (March 6, 2003)

                            Seneca Foods Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)

                   New York                0-1989        16-0733425
                   --------                ------        ----------
         (State or other jurisdiction of (Commission (I. R. S. Employer incorporation or organization) File Number) Identification No.)

                 3736 South Main Street, Marion, New York 14505
                 ---------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 315/926-8100
                                                            ------------


                                 Not Applicable
                                 --------------
               Former name, former address and former fiscal year,
                          if changed since last report


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                                    Form 8-K

                            Seneca Foods Corporation


Item 7. Financial Statements and Exhibits

The Press Release announcing that a definitive agreement was signed with Chiquita Brands International, Inc. to buy its vegetable canning subsidiary Chiquita Processed Foods, L.L.C. is attached hereto as Exhibit 20 with respect to Item 9.

Item 9. Regulation FD Disclosure

On March 6, 2003, the announcement was made (Exhibit 20 hereto) that the Registrant entered into a definitive agreement to buy Chiquita Processed Foods, L.L.C., the vegetable canning subsidiary of Chiquita Brands International, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Seneca Foods Corporation
                                                   (Registrant)

                                            /s/Kraig H. Kayser
                                               -----------------------
March 7, 2003                                  Kraig H. Kayser
                                               President and
                                               Chief Executive Officer